SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported): May 7, 2001
                                                           ------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





            1-7160                                       35-1101097
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   (Commission File Number)              (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On May 7, 2001 the Company filed a press release announcing first quarter results and declaring 75th consecutive quarterly dividend. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 May 7, 2001, 2001 Press Release announcing first quarter results and declaring 75th consecutive quarterly dividend.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COACHMEN INDUSTRIES, INC.



                                               By:  /s/ Richard M. Lavers
                                                   -----------------------------
                                                   Richard M. Lavers
                                                   General Counsel & Secretary



Dated: May 7, 2001